Supplement Dated February 28, 2020
To The Statement of Additional Information
 Dated April 29, 2019

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Unless otherwise noted, all changes are effective immediately.

Effective March 1, 2020, on pages 133-134, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” under “Sub-Advisory Fees,” for the JNL/DFA U.S. Small Cap Fund and JNL/PIMCO Investment Grade Credit Bond Fund, please delete the table rows and corresponding endnote in the entirety and replace with the following:

Fund	Assets	Fees
JNL/DFA U.S. Small Cap Fund	All Assets	.33%
JNL/PIMCO Investment Grade Credit Bond Fund [4]	$0 to $1 billion Over $1 billion	.25% .20%
[4]
For the purposes of calculating the sub-advisory fee for the Fund, the Sub-Adviser applies the following fee discounts based if the Sub-Adviser manages at least three Funds for the Adviser and those Funds have combined assets of at least $5.5 billion: a 2.5% fee reduction for assets up to and including $2.5 billion, a 5.0% fee reduction for assets over $2.5 billion up to and including $5 billion, a 7.5% fee reduction for assets over $5 billion up to and including $7.5 billion, and a 10.0% fee reduction for assets over $7.5 billion. Currently the Sub-Adviser sub-advises the Fund and the JNL/PIMCO Real Return Fund and JNL/PIMCO Income Fund, each a fund of the JNL Series Trust.

Effective January 1, 2020, on page 158, in the section entitled “Tax Status,” under subsection “Partnership Funds,” please add the following before the first paragraph:

Effective January 1, 2020, the Board of Trustees approved the following Funds to change their U.S. federal income tax status from a regulated investment company to a partnership:

JNL/DFA U.S. Small Cap Fund
JNL/Neuberger Berman Commodity Strategy Fund
JNL/PIMCO Investment Grade Credit Bond Fund

This Supplement is dated February 28, 2020.